UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 1, 2013 (February 27, 2013)

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2013, the Board of Directors of Community Health Systems, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), met and approved certain compensation arrangements for the Company’s Named Executive Officers. The Company’s Named Executive Officers are each employees of the Company’s wholly-owned subsidiary, Community Health Systems Professional Services Corporation, and receive no compensation for their services as an officer of the Company. We have included an additional executive officer, Thomas D. Miller, in this report; Mr. T. Miller is expected to be included as a Named Executive Officer in our definitive proxy statement for our annual meeting of stockholders for 2013. The following arrangements were approved:

Incentive Compensation Payments for 2012 under the 2004 Employee Performance Incentive Plan

The following payments in respect of fiscal year 2012 incentive compensation targets, under the Company’s 2004 Employee Performance Incentive Plan (the “Cash Incentive Plan”) were approved, the Named Executive Officers having been found to have met the levels of their performance goals indicated below:

Name and Position	Percentage of Total Target Opportunity Attained	2012 Incentive Compensation Payment
Wayne T. Smith, Chairman, President and Chief Executive Officer	100% of target	$4,200,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	100% of target	$1,500,000
William S. Hussey, Division President, Division Operations	77% of target	$709,920
David L. Miller, Division President, Division Operations	88% of target	$810,900
Michael T. Portacci, Division President, Division Operations	93% of target	$785,424
Thomas D. Miller, Division President, Division Operations	90% of target	$826,200

The variation in percentage of targets attained for the Company’s CEO and CFO, as compared to the attainment levels for each of the Division Presidents, is explained by the difference in the elements of their respective plans. The plans for the CEO and CFO include only Company level goals, but the Division Presidents’ plans include margin improvement and other goals related to the performance of the hospitals, as well as the employed clinical providers, within their respective markets.

2013 Incentive Compensation Targets

The Compensation Committee has also established performance goals for each of the Named Executive Officers for fiscal year 2013 under the Cash Incentive Plan. For fiscal year 2013, the incentive compensation plans established by the Compensation Committee include the following components:

•	the total maximum incentive compensation attainable is as follows (expressed as a percentage of the executive’s base salary):

Position	2013 Plan Maximum
CEO	300%
CFO	200%
Division Presidents	150%

•

For 2013, consistent with an adjustment that was made in August 2012 for 2012 plan year incentive compensation, the incentive compensation targets for the CEO and the CFO include a component for relative Total Shareholder Return (1 year) relative to a peer group consisting of selected companies in the Healthcare Facilities Group. Up to 20% of their respective salaries can be earned (or, 6.7% and 10.0%, respectively of their total incentive compensation amount) if the maximum target of the 75th percentile is attained.

•

An incentive opportunity is included for the attainment of specific non-financial performance improvements. The incentive compensation to be awarded for the attainment of non-financial performance improvements has been set at 25%, 25% and 10% for the CEO, CFO and each Division President, respectively; these amounts will be reduced if the performance improvements are not attained. Any such reduction will be determined at the discretion of the Compensation Committee. The 2013 non-financial performance criteria include such items as: successful physician and mid-level practitioner recruitment efforts; maintaining expenditures within the established capital budget; maintaining/improving the 2012 overall clinical compliance; volume, revenue, and earnings growth and total shareholder return, relative to industry peers.

•	The 2013 incentive compensation plans continue to be weighted towards the attainment of key financial objectives as follows (expressed as a percentage of salary; maximum opportunity):

Executive	Performance Goal	Opportunity
CEO	Company EBITDA	175%
	Continuing Operations EPS	55%
	Net Revenues	15%
	Total Shareholder Return	20%
	Performance Improvements	25%
	Overachievement of Company Goals	10%
	Total CEO	300%
CFO	Company EBITDA	100%
	Continuing Operations EPS	35%
	Net Revenues	10%
	Total Shareholder Return	20%
	Performance Improvements	25%
	Overachievement of Company Goals	10%
	Total CFO	200%
Division Presidents	Division Hospital EBITDA	70%
	Company EBITDA	20%
	Continuing Operations EPS	15%
	Division Hospital EBITDA Margin Improvement	5%
	Division Hospital Revenue	5%
	Same Store Adjusted Admissions Growth	5%
	Division Clinic Performance	10%
	Performance Improvements	10%
	Overachievement of Company Goals	10%
	Total Division Presidents (each)	150%

2013 Base Salaries

The following base salary amounts for the Company’s Named Executive Officers were approved on February 27, 2013. These salary levels have remained the same, with no increases since 2011. None of our executive officers has a written employment agreement.

Name and Position	2013 Base Salary
Wayne T. Smith, Chairman, President and Chief Executive Officer	$1,400,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	$750,000
William S. Hussey, Division President, Division Operations	$612,000
David L. Miller, Division President, Division Operations	$612,000
Michael T. Portacci, Division President, Division Operations	$561,000
Thomas D. Miller, Division President, Division Operations	$612,000

Long-Term Incentive Compensation – Stock Awards

In 2012, the Compensation Committee made marked reductions to the equity awards to the Company’s Named Executive Officers. The number of non-qualified stock options awarded to each Named Executive Officer was reduced by 20% and the number of shares of Performance-Based Restricted Stock awarded was reduced by 50%. For 2013, the Compensation Committee made the decision to eliminate grants of non-qualified stock options and increased the number of Performance-Based Restricted Shares by an equitable amount, essentially holding flat the number of shares awarded. On February 27, 2013, pursuant to the Company’s Amended and Restated 2009 Stock Option and Award Plan, the Compensation Committee approved the following equity grants to its Named Executive Officers:

Name and Position	Non-Qualified Stock Options	Performance- Based Restricted Shares
Wayne T. Smith, Chairman, President and Chief Executive Officer	0	125,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	0	50,000
William S. Hussey, Division President, Division Operations	0	25,000
David L. Miller, Division President, Division Operations	0	25,000
Michael T. Portacci, Division President, Division Operations	0	25,000
Thomas D. Miller, Division President, Division Operations	0	25,000
All other executive officers as a group (25,000 of the restricted shares awarded were performance-based, the balance, 40,000 shares, were granted with 3-year time vesting restrictions only)	0	65,000

The performance-based restricted stock awards have both performance and time vesting components. Generally, the performance objective that must be met is the Company’s attainment for calendar year 2013 of either (i) seventy-five percent (75%) or more of the low end of the range of projected earnings per share from continuing operations, or (ii) ninety percent (90%) or more of the low end of the range of net operating revenues, each as stated in the Company’s earnings release filed with the Securities and Exchange Commission on Form 8-K on February 21, 2013. Once the performance objective has been attained, restrictions will lapse in equal one-third (1/3) increments on each of the first three anniversaries of the award date. If the performance objective is not attained, the awards will be forfeited in their entirety. Notwithstanding the performance objectives and the vesting requirements described above, the restrictions will lapse earlier in the event of the death or disability of the grantee, or in the event of a change in control of the Company. In the event of a grantee’s termination of employment without cause by his or her employer, the award will not be terminated; rather when it is determined that the performance objective has been met (or if it has already been met), the award will accelerate in its entirety on such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2013	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director
(principal financial officer)